UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 16, 2008

(Date of earliest event reported)

Jones Soda Co.

(Exact Name of Registrant as Specified in Charter)

Washington	0-28820	91-1696175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Ninth Avenue North Seattle, WA	98109
(Address of Principal Executive Offices)	Zip Code

(206) 624-3357

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On Wednesday, January 16, 2008, Jones Soda Co. will be presenting at the 10th Annual ICR XChange Conference at The St. Regis Monarch Bay Resort & Spa in Dana Point, California. The Company’s presentation is scheduled for 6:05 p.m. Eastern Time (3:05 p.m. Pacific Time). The presentation will be simultaneously broadcast live on the Internet and will be available on both the Company’s website at www.jonessoda.com and the ICR website at http://www.icr-online.com/conference/x9/attendee/webcast.htm. The webcast will also be archived online on ICR’s website and on the Company’s website at www.jonessoda.com.

The information contained in this Current Report on Form 8-K is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits

(d) The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Powerpoint Presentation at ICR Conference, January 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: January 16, 2008

JONES SODA CO.

By:	/s/ Hassan N. Natha
Hassan N. Natha
Chief Financial Officer